                                                                   EXHIBIT 10.28


                    AMERICAN TELESOURCE INTERNATIONAL, INC.

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                 July 31, 1997



James R. Leininger, M.D.
8122 Datapoint Drive, Suite 900
San Antonio, Texas  78229

Dear Dr. Leininger:

          This will confirm that in consideration of your agreement on the date hereof to purchase an aggregate of 922,558 shares (the "Shares") of Common Stock, no par value (the " Common Stock"), of American TeleSource International Inc., an Ontario, Canada corporation (the "Company"), and warrants to purchase an aggregate of 200,000 shares of Common Stock (the "Warrant Shares") pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") by and between the Company and you, and as an inducement to you to consummate the transactions contemplated by the Investment Agreement, the Company covenants and agrees with you as follows:

          1.   Certain Definitions. As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission,
                ----------
or any other federal agency at the time administering the Securities Act.

               "Common Stock" shall mean the Common Stock, no par value, of the
                ------------
Company, as constituted as of the date of this Agreement.

               "Common Shares" shall mean the shares of Common Stock purchased
                -------------
by you.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Registration Expenses" shall mean the expenses so described in
                ---------------------
Section 8.

               "Restricted Stock" shall mean (i) the Common Shares; (ii) any
                ----------------
other shares of the Common Shares issued in respect of the foregoing because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events and (iii) the Warrant Shares; however, excluding Common Shares or Warrant Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144.

               "Rule 144" shall mean Rule 144 promulgated by the Commission
                --------
under the Securities Act.

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean the expenses so described in
                ----------------
Section 8.

               "Warrant Shares" shall mean the shares of Common Stock issuable
                --------------
upon exercise of the Warrant.

          2.   Restrictive Legend.  Each certificate representing any Restricted
               ------------------
Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

          A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act, provided that the form of the opinion shall be reasonably satisfactory to the Company and its legal counsel.

          3.   Notice of Proposed Transfer.  Prior to any proposed transfer of
               ---------------------------
any Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice, provided that the form of the opinion shall be reasonably satisfactory to the Company and its legal counsel. Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

          4.   Required Registration.
               ---------------------

               (a) At any time after December 31, 1997, you may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by you for sale in the manner specified in such notice. The only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

               (b) Following receipt of any notice under this Section 4, the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from you, the number of shares of Restricted Stock specified in such notice. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only, provided, however, that such obligation
                                      --------  -------
shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

               (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to the Common Shares, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

               (d) The Company proposes to effect a plan of arrangement (the "Arrangement") under the laws of the Province of Ontario, Canada, pursuant to which the Common Stock of the Company will be exchanged for the common stock (the "Delaware Common Stock") of a Delaware corporation formed for such purpose. In connection with the Arrangement, the Company will file a registration statement on Form S-4 under the Securities Act for the purpose of registering the Delaware Common Stock. Notwithstanding Section 4(a), the Company shall use its best efforts to register the shares of the Delaware Common Stock issuable in exchange for the Common Shares pursuant to the Arrangement and the shares of the Delaware Common Stock issuable upon exercise of the Warrant pursuant to such registration statement on Form S-4.

          5.   Incidental Registration.  If the Company at any time (other than
               -----------------------
pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to you of its intention so to do. Upon the written request from you, received by the Company within 30 days after the giving of any such notice by the Company, to register any of your Restricted Stock (which request shall state the number of shares of Restricted Stock to be registered and the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, only shares of Restricted Stock which the requesting holders agree to include in the underwriting may be included in the registration, and the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be
--------  -------
reduced unless the number of shares proposed to be included in such underwriting for the account of any person other than the Company or you is subject to a similar pro rata reduction.

          6.   Registration on Form S-3.  If at any time after December 31, 1998
               ------------------------
the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then you may request that the Company use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified by you, the number of shares of Restricted Stock specified by you. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 shall apply to such registration, provided, however, that there shall be no limitation
                            --------  -------
on the number of registrations on Form S-3 which may be requested and obtained under this Section 6.

          7.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

               (c) furnish to you and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be
         --------  -------
required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) immediately notify you and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) if the offering is underwritten and at your request, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to you, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by you or your counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to you, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

               (h) make available for inspection by you, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by you or by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by you, any such underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder, you will furnish to the Company in writing such information with respect to yourself and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and you agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including your agreement not to sell or dispose of any Common Shares, other than pursuant to the offering, for 180 days following the effective date.

          8.   Expenses.  All expenses incurred by the Company in complying with
               --------
Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for you, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by you in proportion to the number of shares sold by you.

          9.   Indemnification and Contribution.
               --------------------------------

               (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless you, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such underwriter within the meaning of the Securities Act or who renders services to you or such underwriter as an accountant or legal counsel, against any losses, claims, damages or liabilities, joint or several, to which you, such underwriter, controlling person, accountant or legal counsel may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse you, each such underwriter, each such controlling person and each such accountant and legal counsel for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such are incurred, provided, however, that the Company
                                          --------  -------
will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by you, any such underwriter, any such controlling person or any such accountant or legal counsel in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, you will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, the Company's independent public accountants, the Company's legal counsel, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however,
                                                             --------  -------
that you will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to you furnished in writing to the Company by you specifically for use in such registration statement or prospectus, and provided, further, however, that your
                                          --------  -------  -------
liability hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by you under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by you from the sale of your Restricted Stock covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) you, or any of your agents, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on your part or any of your controlling persons in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and you will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that you are responsible for the portion represented by the percentage that the public offering price of your Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) you will not be required
         --------  -------
to contribute any amount in excess of the public offering price of all such Restricted Stock offered by you pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          10.  Changes in Common Stock.  If, and as often as, there is any
               -----------------------
change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          11.  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to you forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

          12.  Representations and Warranties of the Company. The Company
               ---------------------------------------------
represents and warrants to you as follows:

               (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          13.  Miscellaneous.
               -------------

               (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation, transferees of any Restricted Stock), whether so expressed or not.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, or postage prepaid, addressed as follows:

                    (i) if to the Company or any other party hereto, at the address of such party set forth in the Investment Agreement;

                    (ii) if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

                    (iii) or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflict of law or choice of law rules.

               (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

               (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

               (f) References to an "article," "section" or a "subsection" when used without further attribution shall refer to the particular articles, sections or subsections of this Agreement.

               (g) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the second anniversary of the date of this Agreement.

               (h) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

               (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                          AMERICAN TELESOURCE INTERNATIONAL INC.



                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------


                                          /s/ JAMES R. LEININGER, M.D.
                                          --------------------------------------
                                          James R. Leininger, M.D.